Exhibit 99.5

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. 6 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED 6 MOMENTIVE GLOBAL INC. SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 25, 2022 W H I T E P R O X Y The undersigned stockholder of Momentive Global Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated [ ], 2022 and hereby appoints Zander Lurie, Justin Coulombe and Lora Blum, and each of them, proxy and attorney-in fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders, to be held on February 25, 2022, at www.cesonlineservices.com/mntv22_vm, and at any postponement or adjournment thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters that may properly come before the special meeting and adjournment(s) or postponement(s) thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE, OR FOLLOW THE INSTRUCTIONS ON THE REVERSE SIDE TO VOTE BY INTERNET OR BY TELEPHONE. (Continued and to be marked, dated and signed on the other side)

MOMENTIVE GLOBAL INC. YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Momentive Global Inc. for the upcoming Special Meeting of Stockholders. YOU CAN VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone – Call toll-free from the U.S. or Canada at (855) 260-7729, on a touch-tone telephone. If outside the U.S. or Canada, call +1 575 215-3325. Please follow the simple instructions provided. You will be required to provide the unique control number printed below OR 2. Vote by Internet – Please access https://www.proxyvotenow.com/mntv, and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed below. CONTROL NUMBER: You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card. OR 3. Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Momentive Global Inc. c/o 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. 6TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED 6 Please mark vote as in this sample THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. 1. To adopt the Agreement and Plan of Merger, dated October 28, 2021, among Zendesk, Inc., Milky Way Acquisition Corp. and Momentive Global Inc., as it may be amended from time to time. 2. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the named executive officers of Momentive Global Inc. that is based on or otherwise relates to the transactions contemplated by the merger agreement. 3. To approve the adjournment of the Momentive special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Momentive special meeting to approve the Momentive merger proposal. NOTE: Such other business as may properly come before the special meeting or any postponement or adjournment thereof. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Date: , 2022 Signature Signature Joint Owners Title Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.